Eaton Vance Florida Plus Insured Municipals Fund Supplement to Prospectus dated April 1, 2007

The following replaces the third paragraph under “Investment Objectives & Principal Policies and Risks” in its entirety:

At least 80% of the Florida Insured Fund’s net assets will normally be invested in obligations that are insured as to principal and interest payments by insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch, provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims-paying ability rated at least A by Moody’s, S&P or Fitch. This insurance does not protect the market value of such obligations or the net asset value of the Florida Insured Fund. The value of an obligation will be affected by the credit standing of its insurer. Ratings of Baa or higher by Moody's or BBB or higher by S&P or Fitch are considered to be of investment grade quality. The Florida Insured Fund may invest up to 20% of its net assets in unrated obligations deemed by the investment adviser to be of investment grade quality and obligations that are uninsured.

March 12, 2008